SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2003 (August 6, 2003)

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20488 (Commission File Number)	23-2491707 (I.R.S. Employer Identification Number)

113 Seaboard Lane, Suite C-100, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

(615) 312-5700
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required.

(b)	Pro forma financial information.

None required.

(c)	Exhibits.

99	Press Release of Psychiatric Solutions, Inc., dated August 6, 2003 (furnished and not filed herewith solely pursuant to Item 12).

Item 12. Results of Operations and Financial Condition.

     On August 6, 2003, Psychiatric Solutions, Inc. (the “Company”) issued a press release announcing the Company’s operating results for the second quarter ended June 30, 2003. The press release is furnished herewith as Exhibit 99 hereto and is incorporated herein by reference. The press release contains non-GAAP financial measures. The Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.

By:	/s/ Brent Turner

Brent Turner Vice President, Treasurer and Investor Relations

Date: August 7, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release of Psychiatric Solutions, Inc., dated August 6, 2003 (furnished and not filed herewith solely pursuant to Item 12).